UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — May 14, 2010

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On May 14, 2010, Bemis Company, Inc. issued a press release announcing that its wholly owned Brazilian subsidiary intends to submit a tender offer for all outstanding publicly owned shares of Dixie Toga S.A.

Additional information about the proposed tender offer is included in the press release attached as Exhibit 99 to this Current Report on Form 8-K.  The press release is incorporated by reference in Item 8.01 below, except for the last sentence of the second paragraph, which is incorporated in this Item 7.01 by reference.

Item 8.01               Other Events.

A copy of the press release announcing the intention to submit the tender offer is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference (except for the last sentence of the second paragraph, which is furnished pursuant to Item 7.01 above).

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99          Press Release dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
	Gene C. Wulf, Executive Vice President		Stanley A. Jaffy, Vice President and Controller

Date May 18, 2010